                                                                    Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DUSA Pharmaceuticals, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, D. Geoffrey Shulman, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ D. Geoffrey Shulman
                                          -------------------------------------
                                          D. Geoffrey Shulman
                                          President, Chief Executive
                                          Officer, (Principal Executive
                                          Officer), and Chief Financial
                                          Officer (Principal Financial Officer)

Date: May 13, 2003


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